UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 22, 2026

SHARONAI HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-43129	41-2349750
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

745 Fifth Avenue, Suite 500,

New York, NY 10151

(Address of principal executive offices, including zip code)

(347) 212-5075

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Common Stock, $0.0001 par value	SHAZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Securities Purchase Agreements – Equity

On June 17, 2026, SharonAI Holdings Inc. (the “Company”), filed a Current Report on Form 8-K disclosing the entry into (i) Securities Purchase Agreements (the “Equity Purchase Agreements”) dated June 17, 2026, with certain qualified institutional buyers and institutional accredited investors relating to the private offering (the “Equity Offering”) of approximately (A) 6,719,896 shares (the “Shares”) of the Company’s Class A Ordinary Common Stock, par value $0.0001 per share (“Common Stock”), at a purchase price per share of $68.73 per Share and (B) pre-funded warrants (the “Pre-Funded Warrants”) at a price per Pre-Funded Warrant of $68.7299, to purchase up to an aggregate of 6,374,823 shares of Common Stock, for aggregate gross proceeds of approximately $900 million, and (ii) Registration Rights Agreements dated June 17, 2026, with the purchasers under the Equity Purchase Agreements, pursuant to which the Company agreed to file a registration statement with the Securities and Exchange Commission (the “Commission”) covering the resale of the Shares issued under the Equity Purchase Agreements, including shares issuable upon exercise of the Pre-Funded Warrants. The transactions contemplated by the Equity Purchase Agreements closed on June 23, 2026.

On June 22, 2026, the Company issued the Shares and the Pre-Funded Warrants. The Pre-Funded Warrants are immediately exercisable and may be exercised at a nominal exercise price of $0.0001 per share of Common Stock at any time until all of the Pre-Funded Warrants are exercised in full. Initially, the holder may not exercise any portion of the Pre-Funded Warrants to the extent the holder would initially own more than 9.99% of the outstanding Common Stock immediately after exercise; provided, however, that will increase to 19.99% after confirmation of HSR Satisfaction (as defined in the Pre-Funded Warrant), and which limitation will further increase to 100% following stockholder approval in connection with NASDAQ Listing Rule 5635(b). The foregoing summaries of the Equity Purchase Agreements and Pre-Funded Warrant are qualified in their entirety by reference to the form of Pre-Funded Warrant attached as Exhibit 4.1 to this Current Report on Form 8-K, the forms of Securities Purchase Agreement – Equity and Securities Purchase Agreement – Equity (with pre-funded warrants) filed as Exhibits 10.1 and 10.5 to the Company’s Current Report on Form 8-K, which are incorporated herein by reference.

The Equity Purchase Agreements and other agreements described below have been included to provide investors with information regarding their respective terms. They are not intended to provide any other factual information about the Company or the other parties thereto. In particular, the assertions embodied in the representations and warranties in the Equity Purchase Agreements and other agreements described below were made as of a specified date, are modified or qualified by information in one or more disclosure schedules prepared in connection with the execution and delivery of the agreements, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in such agreements are not necessarily characterizations of the actual state of facts about the Company or the other parties thereto at the time they were made or otherwise and should only be read in conjunction with the other information that the Company makes publicly available in reports, statements and other documents filed with the SEC. The Company’s investors and securityholders are not third-party beneficiaries under any of these agreements.

4.75% Convertible Senior Notes due 2032 and Indenture

On June 17, 2026, the Company a Current Report on Form 8-K disclosing the entry into (i) a Securities Purchase Agreement (the “Notes Purchase Agreement”) with certain qualified institutional buyers relating to the private offering (the “Notes Offering”) of $700 million aggregate principal amount of the Company’s 4.75% Convertible Senior Notes due 2032 (the “Notes”) and (ii) a Registration Rights Agreement dated June 17, 2026, pursuant to which the Company agreed to file a Registration Statement with the Commission covering the resale of the Notes and the shares of Common Stock issuable upon conversion of the Notes. The transactions contemplated by the Notes Purchase Agreement are expected to close on or about June 26, 2026.

On June 22, 2026, the Company issued the Notes in the Notes Offering to certain qualified institutional buyers (the “Purchasers”) who executed the Notes Purchase Agreement pursuant to the terms and conditions of an Indenture (the “Indenture”) dated June 22, 2026, among the Company, certain of the Company’s material subsidiaries named in the Indenture (the “Subsidiary Guarantors”), and U.S. Bank Trust Company, National Association, as trustee (in such capacity, the “Trustee”). The Notes were initially issued to Cede and Co., as nominee of The Depository Trust Company, as a Global Note and the settlement of the Notes with Purchasers occurred via delivery versus payment on June 22, 2026 through June 26, 2026 (or as soon thereafter as possible). The Notes are senior, unsecured obligations of the Company and will mature on June 15, 2032, unless earlier converted or repurchased. Interest on the Notes will accrue at a rate of 4.75% per year from the first issuance date of the Notes and will be payable quarterly in arrears on January 1, April 1, July 1, and October 1 of each year, beginning on the first such date that is at least 30 calendar days after the initial issuance date of the Notes. Holders of the Notes may convert all or any portion of their Notes at any time, in integral multiples of $1,000 principal amount, for shares of Common Stock, at the option of the holder, subject to the Restricted Beneficial Ownership Percentage (as defined below).

The Notes will initially be represented by one or more registered notes in global form, but may, in certain circumstances, be exchanged for Notes in definitive form and will be issued in principal amount denominations of $1,000 or any integral multiple of $1,000 in excess thereof,

The conversion rate for the Notes will initially be 10.0343 shares of Common Stock per $1,000 of the sum of the principal amount of Notes plus accrued and unpaid interest on such Notes, which is equivalent to a conversion price of approximately $99.66 per share of Common Stock. The initial conversion price of the Notes represents a premium of approximately 45% above the Nasdaq Minimum Price (as defined in Nasdaq Rule 5635(d)) at the time the Notes Purchase Agreement was executed. The conversion rate for the Notes is subject to adjustment from time to time in accordance with the terms of the Indenture, including a weighted average adjustment with respect to dilutive issuances provided that in no event will the Conversion Rate exceed 14.5496 shares of Common Stock per $1,000 of the sum of the principal amount of Notes plus accrued and unpaid interest on such Notes (which is based on the Nasdaq Minimum Price of $68.73 on the date the Notes Purchase Agreement was executed). In addition, following certain corporate events that occur prior to the maturity date of the Notes, the Company will, under certain circumstances, increase the conversion rate of the Notes for a holder who elects to convert its Notes in connection with such a corporate event. The Notes are not redeemable by the Company. A maximum of approximately 14,005,665 shares of Common Stock may be issued upon conversion of the Notes based on the maximum conversion rate of 14.5496 shares of Common Stock per $1,000 of the sum of the principal amount of Notes plus accrued and unpaid interest on such Notes.

Any time after the date that is eighteen months after the initial issuance date of the notes and on or before the 20th VWAP Trading Day immediately preceding the maturity date, the Company has the right to force convert all, or any portion of the Notes, but only if (i) the Daily VWAP for at least 20 out of 30 consecutive VWAP Trading Days ending on, and including the VWAP Trading Day immediately before the date the Company gives notice of the forced conversion, exceeds 200% of the Conversion Price (subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the initial issuance date of the Notes); (ii) the daily dollar trading volume (as reported on Bloomberg) of the Common Stock on the Exchange for at least 20 out of 30 consecutive VWAP Trading Days ending on, and including the VWAP Trading Day immediately before the date the Company gives notice of the forced conversion is at least $50 million and (iii) the Liquidity Conditions (as defined in the Indenture) are satisfied. No shares of Common Stock will be issued to a holder in excess of its restricted beneficial ownership percentage, which is initially 4.99% (and subject to increase on the terms set forth in the Indenture) (the “Restricted Beneficial Ownership Percentage”). Instead, in lieu of delivery of such shares of Common Stock in excess of the Restricted Ownership Percentage to the applicable Holder, the Company will issue pre-funded warrants (the “Note Pre-Funded Warrants”) exercisable for such excess shares of Common Stock to such Holder. Such Note Pre-Funded Warrants will be exercisable in perpetuity, issued in book-entry form, have an exercise price of $0.0001 per share of Common Stock, will have exercise blockers substantially equivalent to the Restricted Beneficial Ownership Percentage.

If the Company undergoes a Fundamental Change (as defined in the Indenture), then, subject to certain conditions and except as described in the Indenture, holders of the Notes may require the Company to repurchase for cash all or any portion of their Notes at a fundamental change repurchase price equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest, if any, to, but excluding, the fundamental change repurchase date.

The Notes are fully and unconditionally guaranteed on a senior unsecured basis by the Subsidiary Guarantors named in the Indenture, subject to the terms of the Indenture.

The Indenture includes customary affirmative and negative covenants. The Indenture also sets forth certain events of default after which the Notes may be declared immediately due and payable and sets forth certain types of bankruptcy or insolvency events of default involving the Company after which the Notes become automatically due and payable, which include the following:

●	certain payment defaults on the Notes (which, in the case of a default in the payment of interest on the Notes, will be subject to a 30-day cure period);

●	failure by the Company to comply with its obligation to convert the Notes in accordance with the Indenture upon exercise of a holder’s conversion right;

●	the Company’s failure to issue the Fundamental Change Repurchase Notice (as defined in the Indenture) within specified periods of time set forth in the Indenture;

●	the Company’s failure to comply with certain covenants in the Indenture relating to the Company’s ability to consolidate with or merge with or into, or sell, lease or otherwise transfer, in one transaction or a series of transactions, all or substantially all of the assets of the Company and its subsidiaries, taken as a whole, to another person;

●	a default by the Company in its other obligations or agreements under the Indenture or the Notes if such default is not cured or waived within 60 days after notice is given in accordance with the Indenture;

●	certain defaults by the Company or any of its significant subsidiaries with respect to indebtedness for borrowed money of at least $7.5 million;

●	certain events of bankruptcy, insolvency or reorganization of the Company or any of the Company’s significant subsidiaries and in the case of any involuntary case or proceeding which remains undismissed and unstayed for a period of 60 consecutive days;

●	a final judgment or judgments for the payment of $7,500,000 (or its foreign currency equivalent) or more (excluding any amounts covered by insurance) in the aggregate rendered against the Company or any significant subsidiary, which judgment is not discharged, bonded, paid, waived or stayed within 60 days after (i) the date on which the right to appeal thereof has expired if no such appeal has commenced, or (ii) the date on which all rights to appeal have been extinguished; or

●	a Subsidiary Guarantee with respect to the Notes ceases to be in full force and effect or the Company or any Subsidiary Guarantor denies or disaffirms its obligations under the Indenture or any Subsidiary Guarantee with respect to the Notes.

If certain bankruptcy and insolvency-related events of default occur with respect to the Company, the principal of, and accrued and unpaid interest, if any, on, all of the Notes then outstanding shall automatically become due and payable. If an event of default with respect to the Notes, other than certain bankruptcy and insolvency-related events of default with respect to the Company, occurs and is continuing, the Trustee, by notice to the Company, or the holders of at least 25% in principal amount of the outstanding Notes by notice to the Company and the Trustee, may declare 100% of the principal of, and accrued and unpaid interest, if any, on, all the outstanding Notes to be due and payable. Notwithstanding the foregoing, the Indenture provides that, to the extent the Company so elects, the sole remedy for an event of default relating to certain failures by the Company to comply with certain reporting covenants in the Indenture will, for the first 180 days after the occurrence of such an event of default, consist exclusively of the right to receive additional interest on the Notes.

The foregoing summary of the Indenture, the Notes and the Guarantees are qualified in its entirety by reference to the copy of the Indenture, the Note and the form of Guarantee attached as Exhibit 4.2, Exhibit 4.3 and Exhibit 4.4, respectively, to this Current Report on Form 8-K, and such Exhibit 4.2, Exhibit 4.3 and Exhibit 4.4 are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The Company issued the Shares, the Pre-Funded Warrants and the Notes in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Rule 506 promulgated thereunder. The Company intends to use the net proceeds from the sale of the Shares, the Pre-Funded Warrants and the Notes to support the Company’s previously announced six-year strategic compute collaboration with NVIDIA, where the Company intends to deploy one of Australia’s largest AI Factories including up to 40,000 Grace Blackwell GB300 GPUs as well as broader expansion plans.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

The Shares, the Notes and the shares of Common Stock issuable upon conversion of the Notes, the Pre-Funded Warrants and the shares of Common Stock issuable upon exercise of the Pre-Funded Warrants, if any, have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Forward-Looking Statements

Certain statements in this report, including, the expected closing date, may be considered “forward-looking statements,” such as statements relating to the Offering. Forward-looking statements include those preceded by, followed by or that include the words “anticipate,” “expect,” “believe,” “could,” “continue,” “ongoing,” “estimate,” “intend,” “may,” “plan,” “potential,” “project,” “should,” “target,” “will,” “would” and similar words. These forward-looking statements speak only as of the date of this report. Although the Company believes that its assumptions upon which such forward-looking statements are based are reasonable, the Company can give no assurance that these forward-looking statements will prove to be correct. Forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from historical experience or from future results expressed or implied by such forward-looking statements. The Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained herein to reflect any change in the expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based, unless required by law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
4.1	Form of Pre-Funded Warrant
4.2	Indenture dated June 22, 2026
4.3	Form of Global Note dated June 22, 2026
4.4	Form of Subsidiary Guarantee dated June 22, 2026
10.1*#	Form of Securities Purchase Agreement – Equity
10.2*#	Form of Registration Rights Agreement – Equity
10.3*	Form of Securities Purchase Agreement – Convertible Notes
10.4*#	Form of Registration Rights Agreement – Convertible Notes
10.5*#	Form of Securities Purchase Agreement – Equity (with pre-funded warrants)
10.6	Form of Registration Rights Agreement – Equity (with pre-funded warrants) (Included as Exhibit A to Exhibit 10.5)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* The schedules (and similar attachments) to this exhibit have been omitted from this filing pursuant to Item 601(b)(10) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule (or similar attachment) to the Securities and Exchange Commission upon request.

# Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHARONAI HOLDINGS INC.

	By:	/s/ James Manning
	Name:	James Manning
	Title:	CEO

Date: June 25, 2026

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